Exhibit 10.3

EXECUTION VERSION

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SEVENTH AMENDMENT, dated as of March 13, 2012 (this “Amendment”), under and to the Credit Agreement dated as of March 13, 2009 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among American Apparel, Inc., a corporation organized under the laws of the State of Delaware (the “Borrower”), the Facility Guarantors from time to time party thereto, Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), in its capacity as Administrative Agent thereunder and in its capacity as Collateral Agent thereunder, and the Lenders from time to time party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower and each Lender have agreed to amend certain provisions of the Credit Agreement on the terms and subject to the conditions set forth in this Amendment; and

NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the undersigned hereby agree as follows:

I. Defined Terms; Interpretation; Etc. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement (as amended hereby).

II. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Seventh Amendment Effective Date, hereby amended as set forth in the pages of the Credit Agreement attached as Annex I hereto, except that any Schedule or Exhibit to the Credit Agreement not amended pursuant to the terms of this Amendment or otherwise included as part of said Annex I shall remain in effect without any amendment or other modification thereto (except to the extent that such Schedule or Exhibit to the Credit Agreement had previously been amended or modified pursuant to an amendment to the Credit Agreement previously enacted). The parties hereto agree that, by virtue of this Amendment upon the effectiveness hereof, any amendments or other modifications to the Credit Agreement provided for in any previous amendments that are not reflected in said Annex I shall cease to be in effect or, as the case may be, shall be modified to be as set forth in said Annex I.

III. Amendment to the Security Agreement.

(a) Section 1.01 of the Security Agreement is hereby amended by:

(i) adding the following definitions in proper alphabetical order:

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

“Excluded Subsidiary” means any Subsidiary (a) that is a CFC, (b) the Capital Stock of which is directly or indirectly owned by any CFC, or (c) that is a Foreign Subsidiary (including disregarded entities) that owns directly or indirectly the Capital Stock of any CFC (including, without limitation, American Apparel Deutschland GmbH).

(ii) deleting the definition of “ABL Collateral Agent” and replacing it in its entirety as follows:

“ABL Collateral Agent” shall mean the “First Lien Agent” as defined in the First Lien Credit Agreement.

(iii) deleting the definition of “Intercreditor Agreement” in its entirety.

(b) The definition of “Investment Property” set forth in Section 1.01 of the Security Agreement is hereby deleted and replaced in its entirety as follows:

“Investment Property” shall have the meaning given that term in the UCC; provided that “Investment Property” shall not include any security representing more than 65% of the outstanding shares of the voting Capital Stock and 100% of the non-voting Capital Stock of any Excluded Subsidiary; provided further that until the delivery of a supplement to the Pledge Agreement providing for the pledge of stock of American Apparel Canada Wholesale, Inc. and American Apparel Canada Retail, Inc. as required under Section 5.12 of the Credit Agreement, Investment Property shall not include any Capital Stock of American Apparel Canada Wholesale, Inc. and American Apparel Canada Retail, Inc.

(c) The definition of “Voting Stock” set forth in Section 1.01 of the Security Agreement is hereby deleted.

(d) 2.01(c) of the Security Agreement is hereby deleted and replaced in its entirety as follows:

“(c) any security representing more than 65% of the outstanding shares of the voting Capital Stock of any Excluded Subsidiary.”

IV. Amendment to the Intellectual Property Security Agreement. Section 2(h)(iii) of the Intellectual Property Security Agreement is hereby deleted and replaced in its entirety as follows:

“(iii) any security representing more than 65% of the outstanding shares of the voting Capital Stock of any Excluded Subsidiary; and”

V. Amendments to the Pledge Agreement.

(a) Section 1.2 of the Pledge Agreement is hereby amended by:

(i) adding the following definition in proper alphabetical order:

“Canadian Securities” shall have the meaning assigned to such term in Section 3.1 of this Agreement.

(ii) deleting the definition of “ABL Collateral Agent” and replacing it in its entirety as follows:

“ABL Collateral Agent” shall mean the “First Lien Agent” as defined in the First Lien Credit Agreement.

(iii) deleting the definition of “Intercreditor Agreement” in its entirety.

(b) Section 2.1 of the Pledge Agreement is hereby deleted and replaced in its entirety as follows:

“2.1 all certificated shares of capital stock, limited liability company membership interests and other ownership interests owned by such Pledgor in each entity designated as an “Issuer” on Schedule I hereto (which may be amended, supplemented, updated or otherwise modified from time to time in accordance with the terms hereof and the other Loan Documents), and any certificated shares of capital stock, limited liability company membership interests or other equity interest obtained in the future by such Pledgor, and the stock certificates or other security certificates (as defined in the UCC) representing all such shares, membership interests or equity interests (the “Pledged Securities”); provided that, the security interests granted hereunder shall not include, and no Pledgor shall be required to pledge, more than 65% of the voting Capital Stock and 100% of the non-voting Capital Stock of any Excluded Subsidiary; and provided further that until the delivery of a supplement to the Pledge Agreement providing for the pledge of stock of American Apparel Canada Wholesale, Inc. and American Apparel Canada Retail, Inc. as required under Section 5.12 of the Credit Agreement, the security interests granted hereunder shall not include any Capital Stock of American Apparel Canada Wholesale, Inc. and American Apparel Canada Retail, Inc.”

(c) Section 3.1 of the Pledge Agreement is hereby amended by adding “(other than the stock certificates or other security certificates representing the stock or other equity interests of each Canadian Subsidiary (the “Canadian Securities”))” immediately prior to the period set forth therein.

(d) The Pledge Agreement is hereby amended by adding a new Section 13 immediately after the end of Section 12 as follows:

“SECTION 13

Canadian Intercreditor Agreement

Within ten business days following the Seventh Amendment Effective Date, the First Lien Agent and the Collateral Agent and the agent under the Canadian Loan Documents shall have entered into the Canadian Intercreditor Agreement (and to the extent the terms thereof are reasonably satisfactory to the Collateral Agent and the Required Lenders, the Collateral Agent shall enter into such agreement within such period). From and after the date of the effectiveness of the Canadian Intercreditor Agreement, notwithstanding anything herein to the contrary, the pledge of and lien and security interest in the Canadian Securities granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder with respect to the Canadian Securities are subject to the provisions of the Canadian Intercreditor Agreement. In the event of any conflict between the terms of the Canadian Intercreditor Agreement and this Agreement relating to the Canadian Securities, the terms of the Canadian Intercreditor Agreement shall govern and control.”

VI. That certain Subordination Agreement, dated as of March 13, 2009, among each Loan Party, as payor, and each Loan Party, as payee, and the Administrative Agent, is hereby amended by deleting the reference to “Intercompany Note made payable by the Borrowers to the order of the Subordinated Creditors, from time to time parties thereto, dated as of the date hereof” and replacing it in its entirety with “Intercompany Note made payable by the Borrowers to the order of the Subordinated Creditors, from time to time parties thereto, dated as March 13, 2012”.

VII. Each of the legends on the first page of the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement and hereby deleted and replaced in their entirety as follows:

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 13, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among American Apparel, Inc., Crystal Financial LLC, as collateral agent and administrative agent for the first lien lenders, Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as collateral agent and administrative agent for the second lien lenders, and other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

VIII. Consent. The Lenders hereby consent to the execution and delivery of, and performance under, the First Lien Credit Agreement and the other First Lien Loan Documents (each attached as Annex II hereto) by the Borrower and the other Loan Parties thereto.

IX. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of, and with effect from, the date (the “Seventh Amendment Effective Date”) on which:

(a) The Borrower, the Facility Guarantors and each Lender shall have duly executed and delivered to the Administrative Agent this Amendment.

(b) All corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Lenders, and the Lenders shall have received such documents and certificates as the Lenders or their counsel may reasonably request relating to the authorization of the transactions contemplated by this Amendment, all in form and substance satisfactory to the Lenders and their counsel.

(c) Each of the representations and warranties contained in Section VIII (Representations and Warranties) of this Amendment shall be true and correct.

(d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Seventh Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement as amended by this Amendment or any Loan Document.

(f) The Administrative Agent shall have received a true, correct and complete copy, certified as such by the Borrower, of (i) each First Lien Loan Document and (ii) that certain Intercompany Note made payable by the Borrowers to the order of the Subordinated Creditors, from time to time parties thereto, dated as March 13, 2012, each substantially in the form of Annex II hereto, each which shall be in effect as of the Seventh Amendment Effective Date and certified as such by the Borrower.

(g) Amendments to the Warrants shall have been executed by the Borrower and Lion/Hollywood L.L.C. (the “Warrant Amendments”) and such Warrant Amendments shall be in form and substance satisfactory to Lion/Hollywood L.L.C.

(h) A voting agreement shall have been executed by Dov Charney and Lion/Hollywood L.L.C. in form and substance satisfactory to Lion/Hollywood L.L.C.

(i) The Collateral Agent shall have entered into the Intercreditor Agreement with Crystal Financial LLC, as First Lien Agent, substantially in the form of Annex III hereto and otherwise on terms and conditions satisfactory to the Lenders and the Collateral Agent.

(j) Each of the Administrative Agent, Collateral Agent, the Lenders and the Lion Parties shall have been reimbursed for their respective outstanding reasonable out-of-pocket expenses (whether or not yet invoiced to the Borrower) incurred in connection with the Credit Agreement, the other Loan Documents, the Warrants and the monitoring and oversight of the Lion Parties’ investment (including without limitation, the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP).

X. Representations and Warranties. On and as of the date hereof and as of the Seventh Amendment Effective Date, the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and the other Loan Documents and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms;

(b) the transactions to be entered into and contemplated by this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any material Applicable Law or the Charter Documents of any Loan Party, (iii) will not violate or result in a default under any indenture or any other agreement, instrument or other evidence of Material Indebtedness, or any other Material Agreement or other material instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents and the First Lien Loan Documents;

(c) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Seventh Amendment Effective Date, in each case as if made on and as of such date, except (x) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (y) with respect to the representations contained in Sections 3.04(b), 3.06 and 3.17 of the Credit Agreement, as disclosed in filings by the Borrower with the SEC prior to the date hereof with respect to the Borrower and its consolidated Subsidiaries;

(d) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing ; and

(e) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement as amended hereby or any Loan Document.

XI. Amount of Obligations. Each Loan Party acknowledges and agrees that (a) as of the close of business on December 31, 2011, the Obligations include, without limitation, the amounts set forth on Schedule 1 attached hereto on account of the outstanding unpaid amount of principal of, accrued and unpaid interest on, the Loans and (b) such Loan Party is truly and justly indebted to the Lenders and the Administrative Agent for the Obligations without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

XII. Collateral. Each Loan Party ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the liens and security interests granted to secure any of the Obligations by such Loan Party to the Administrative Agent, for the benefit of the Lenders, pursuant to the Security Documents to which such Loan Party is a party. Each Loan Party acknowledges and agrees that all such liens and security interests granted by such Loan Party shall continue to secure the Obligations from and after the Seventh Amendment Effective Date. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, pursuant to the Security Documents to which such Loan Party is a party, the Obligations are secured by liens on and security interests in all of such Loan Party’s assets to the extent required by the Security Documents.

XIII. Loan Party Release. Although each Lender, the Administrative Agent and the Collateral Agent regards its conduct as proper and does not believe that any Loan Party has any claim, right, cause of action, offset or defense against any Lender, the Administrative Agent, the Collateral Agent or any of such Lender’s, the Administrative Agent’s or the Collateral Agent’s present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents (collectively with their respective successors and assigns, the “Lender Parties”) in connection with the execution, delivery, performance and administration of, or the transactions contemplated by this Amendment, the Credit Agreement and the other Loan Documents, each Lender, the Administrative Agent, the Collateral Agent and each Loan Party agree to eliminate any possibility that any past conduct, conditions, acts, omissions, events, circumstances or matters of any kind whatsoever could impair or otherwise affect any rights, interests, contracts or remedies of the Lenders, the Administrative Agent or the Collateral Agent. Therefore, each Loan Party unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) (a) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind whatsoever of any Lender Party to any Loan Party, (b) any legal, equitable or other obligations of any kind whatsoever, whether known or unknown, of any Lender Party to any Loan Party (and any rights of any Loan Party against any Lender Party), (c) any and all claims, whether known or unknown, under any oral or implied agreement with (or obligation or undertaking of any kind whatsoever of) any Lender Party which is different from or in addition to the express terms of this Agreement, the Credit Agreement and the other Loan Documents and (d) all other claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which such Loan Party or any predecessor, successor or assign might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which, in the case of each of the foregoing clauses (a), (b), (c) and (d), existed, arose or occurred at any time prior to the Seventh Amendment Effective Date and in connection with the execution, delivery, performance and administration of, or the transactions contemplated by, this Amendment, the Credit Agreement and the other Loan Documents.

XIV. No Other Amendments or Waivers; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Seventh Amendment Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement as modified hereby. As of the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Seventh Amendment Effective Date. This Amendment is a Loan Document.

XV. Consent of Facility Guarantors. Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

XVI. Expenses. The Borrower agrees to reimburse the Administrative Agent and the Lenders for their respective reasonable out-of-pocket expenses incurred in connection with this Amendment and the transactions and documentation contemplated herein (including the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP).

XVII. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

XVIII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

XIX. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

XX. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

XXI. Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

XXII. Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

XXIII. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

XXIV. Submission to Jurisdiction. Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the federal or state courts of the State of New York as the Lenders may elect in their sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN APPAREL, INC., as Borrower

By:	/s/ Glenn A. Weinman
Name:	Glenn A. Weinman
Title:	General Counsel

[Signature Page to Seventh Amendment]

AMERICAN APPAREL (USA), LLC, as Facility Guarantor

By:	/s/ Glenn A. Weinman
Name:	Glenn A. Weinman
Title:	General Counsel

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:	/s/ Glenn A. Weinman
Name:	Glenn A. Weinman
Title:	General Counsel

KCL KNITTING, LLC, as Facility Guarantor

By:	American Apparel (USA), LLC, its sole member

By:	/s/ Glenn A. Weinman
Name:	Glenn A. Weinman
Title:	General Counsel

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By:	/s/ Glenn A. Weinman
Name:	Glenn A. Weinman
Title:	General Counsel

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:	/s/ Glenn A. Weinman
Name:	Glenn A. Weinman
Title:	General Counsel

[Signature Page to Seventh Amendment]

WILMINGTON TRUST, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO WILMINGTON TRUST FSB), as Administrative Agent and Collateral Agent

By:	/s/ Boris Treyger
Name:	Boris Treyger
Title:	Vice President

[Signature Page to Seventh Amendment]

LION CAPITAL (AMERICAS) INC., as Lender

By:	/s/ Jacob Capps
Name:	Jacob Capps
Title:	President

[Signature Page to Seventh Amendment]

LION/HOLLYWOOD L.L.C., as Lender

By:	/s/ Jacob Capps
Name:	Jacob Capps
Title:	President

[Signature Page to Seventh Amendment]

Schedule I

Amount of Obligations as of December 31, 2011

Obligations[1]	$116,943,612.89

[1]	Including PIK Interest and PIK Fees that has been added to the principal amount of the Loans

Annex I

Credit Agreement

Annex II

First Lien Loan Documents

Annex III

Intercreditor Agreement